UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2011
CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 589-9445
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As a part of its annual determination of employee compensation, on January 19, 2011, the Compensation Committee of the Board of Directors of Core-Mark Holding Company, Inc. (the “Company”) approved (i) base salary adjustments for the following named executive officers for fiscal year 2011 and (ii) incentive awards of restricted stock units and performance shares to the following named executive officers pursuant to the Company’s stockholder-approved 2010 Long-Term Incentive Plan (the “Plan”):
2011 Base Salaries for Named Executive Officers

	2011 Base Salary	2010 Base Salary
J. Michael Walsh	$507,860	$495,473
Stacy Loretz-Congdon	$296,399	$289,170
Christopher L. Walsh	$260,149	$253,804
Thomas B. Perkins	$259,714	$253,380
Scott E. McPherson	$238,072	$232,265
Restricted Stock and Performance Share Awards to Named Executive Officers

		Maximum
	Restricted Stock Units (1)	Performance Shares (2)
J. Michael Walsh	5,000	4,000
Stacy Loretz-Congdon	6,750	2,250
Christopher L. Walsh	5,000	4,000
Thomas B. Perkins	6,750	2,250
Scott E. McPherson	6,750	2,250
(1) One-third (1/3) of the restricted stock units awarded vest as of the date that is twelve (12) months following the date of grant. The remaining two-thirds (2/3) vest quarterly in equal installments over the eight (8) succeeding quarters thereafter.
(2) Performance shares are earned based upon the Company’s achievement of certain financial goals related to earnings per share and EBITDA. Following the achievement of such financial goals, any performance shares earned vest as follows: one-third (1/3) of the earned performance shares vest on the later of the certification of the achievement of the financial goals or the date that is twelve (12) months following the date of grant. The remaining two-thirds (2/3) of earned performance shares vest quarterly in equal installments over the eight (8) succeeding quarters thereafter.
The foregoing descriptions of the Plan and the awards of restricted stock units and performance shares are qualified in their entirety by reference to the full text of the Plan and the award agreements, forms of which can be found as Exhibit 10.1 through Exhibit 10.3 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.
The following are filed as exhibits to this report:

Number	Description

10.1	Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed on April 13, 2010).

10.2	Form of Management Restricted Stock Unit Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan.

10.3	Form of Management Performance Share Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan.

10.4	Form of Management Option Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 25, 2011

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ Christopher M. Miller

	Name:	Christopher M. Miller
	Title:	Vice President and Chief
Accounting Officer

EXHIBIT INDEX

Number	Description

10.1	Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed on April 13, 2010).

10.2	Form of Management Restricted Stock Unit Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan.

10.3	Form of Management Performance Share Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan.

10.4	Form of Management Option Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan.

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